UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

Iris BioTechnologies Inc.

(Exact name of registrant as specified in its charter)

California	333-142076	77-0506396
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
5201 Great America Parkway, Suite 320 Santa Clara, California 95054 (Address of principal executive offices)
Registrant’s Telephone Number, including area code: (408) 867-2885

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 24, 2014 at 3:15 p.m. the Company’s President, CEO, and Founder, Simon Chin, gave a presentation at the BIO 2014 International Conference using the PowerPoint presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the Company intends to conduct meetings with third parties in which its corporate slide presentation will be presented.

On June 25, 2014, a press release announcing that Iris presented at the BIO 2014 International Convention in San Diego is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information disclosed under this Item 8.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Iris Biotechnologies Inc. Company Presentation at BIO 2014 International Conference

99.2	Press release of Iris Biotechnologies Inc. dated June 25, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2014

IRIS BIOTECHNOLOGIES INC.

By: /s/ Simon Chin

Simon Chin

Chief Executive Officer